Aquila Municipal Trust
Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah

Hawaiian Tax-Free Trust

The Cascades Trust
Aquila Tax-Free Trust of Oregon

Supplement dated April 25, 2018
to the Prospectus and Statement of Additional Information
dated July 25, 2017, as revised as of September 1, 2017

The following disclosure supplements any information to the contrary in each Fund's Prospectus and Statement of Additional Information:

Reduced Sales Charges for Certain Purchases of Class A Shares

The following disclosure supplements the information in the Prospectus under the heading "Reduced Sales Charges for Certain Purchases of Class A Shares – Other:"
Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund's Distributor. Financial intermediaries offering such programs may or may not charge transaction fees.
Broker-Defined Sales Charge Waiver Policies

The following disclosure supplements the information in the Prospectus under the heading "Broker-Defined Sales Charge Waiver Policies:"
Morgan Stanley Smith Barney:
Effective April 25, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Please retain this supplement for future reference.